UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2026

Whitestone REIT

(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 South Gessner, Suite 500 Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

(713) 827-9595

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on April 8, 2026, Whitestone REIT, a Maryland real estate investment trust (“Whitestone” or the “Company”), Whitestone REIT Operating Partnership, L.P. (the “Operating Partnership”), AREG Wizard Parent LP (“Parent”), AREG Wizard Intermediate LP (“Merger Sub”), and AREG Wizard Operating Partnership LP (“Merger OP”), entered into an Agreement and Plan of Merger (as may be amended, modified or supplemented from time to time, the “Merger Agreement”). Pursuant to the terms of, and subject to the satisfaction or waiver of certain conditions set forth in, the Merger Agreement, (i) the Company will be merged with and into Merger Sub (the “Company Merger”), and (ii) immediately preceding the Company Merger, Merger OP will be merged with and into the Operating Partnership (the “Partnership Merger,” and together with the Company Merger, the “Mergers”). On May 8, 2026, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”), and on May 19, 2026, the Company filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”), in each case with respect to the special meeting of the Company’s shareholders in connection with the Mergers scheduled to be held virtually on July 9, 2026 at 9:00 a.m. Central Time (the “Special Meeting”).

In connection with the Mergers, the Preliminary Proxy Statement and the Definitive Proxy Statement, the Company has received twelve demand letters sent on behalf of, and three complaints have been filed on behalf of, purported shareholders of the Company challenging the adequacy of certain disclosures made in the Preliminary Proxy Statement and the Definitive Proxy Statement (collectively, the “Shareholder Actions”). It is possible that additional, similar demand letters or complaints may be received or filed or the Shareholder Actions may be amended. The Company does not intend to announce the receipt or filing of each additional, similar demand letter, complaint or any amended complaint. Two of the Shareholder Action complaints were filed in the Supreme Court of the State of New York, County of New York, and are captioned Richard Jones v. Whitestone REIT, Amy S. Feng, Julia B. Buthman, Kristian Gathright, David K. Holeman, Jeffrey A. Jones, and Donald A. Miller, Index No. 653567/2026 (N.Y. Sup. Ct. June 17, 2026), and James Smith v. Whitestone REIT, Amy S. Feng, Julia B. Buthman, Kristian Gathright, David K. Holeman, Jeffrey A. Jones, and Donald A. Miller, Index No. 653609/2026 (N.Y. Sup. Ct. June 18, 2026), respectively. The third Shareholder Action complaint was filed in the Supreme Court of the State of New York, County of Suffolk, and is captioned Martin Siegel v. Julia Buthman, Amy Feng, Kristian Gathright, David Holeman, Jeffrey Jones, Donald Miller, Whitestone REIT, Ares Management Corporation, Ares Real Estate Management Holdings, LLC, AREG Wizard Parent LP, AREG Wizard Intermediate LP, AREG Wizard Operating Partnership LP; BofA Securities, Inc., and Broadridge Investor Communication Solutions, Inc., Index No. 617809/2026 (N.Y. Sup. Ct. June 25, 2026). The Company believes that the allegations in the Shareholder Actions are without merit and denies that the Definitive Proxy Statement is deficient in any respect.

The Company further denies that it has violated any laws or breached any duties to the Company’s shareholders, denies all allegations in the Shareholder Actions, and believes no supplemental disclosure to the Definitive Proxy Statement was or is required under any applicable law, rule, or regulation. However, solely to eliminate the burden and expense of potential litigation, to moot plaintiffs’ unmeritorious disclosure claims, and to avoid potential delay or disruption to the Mergers, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. The Company believes that the disclosures set forth in the Definitive Proxy Statement comply fully with applicable law and nothing in the below supplemental disclosures will be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.

To the extent that information in the below supplemental disclosures differs from, or updates information contained in, the Definitive Proxy Statement, the information in the below supplemental disclosures will supersede or supplement the information in the Definitive Proxy Statement. Except as otherwise described in the below supplemental disclosures, the Definitive Proxy Statement, the annexes to the Definitive Proxy Statement and the documents referred to, contained in or incorporated by reference in the Definitive Proxy Statement are not otherwise modified, supplemented or amended.

Supplemental Disclosures to Definitive Proxy Statement

The following information supplements the Definitive Proxy Statement, and should be read in conjunction with the Definitive Proxy Statement, which is available at the SEC’s website, www.sec.gov, and which should be read in its entirety, including the annexes thereto. The information contained in this supplement is incorporated by reference into the Definitive Proxy Statement. All page references and paragraph headings in the information below are references to pages and headings in the Definitive Proxy Statement, and the terms used below have the meanings set forth in the Definitive Proxy Statement. The supplemental disclosures are identified below by bold, underlined text. ~~Stricken-through text~~ shows text being deleted from a referenced disclosure in the Definitive Proxy Statement.

SUPPLEMENTAL DISCLOSURES TO PROXY STATEMENT

The last paragraph on page 39 and continuing on page 40 of the Definitive Proxy Statement under the heading “The Mergers—Background of the Mergers” is hereby replaced with the below (the supplemental text is bolded and underlined):

On March 2, 2026, our Board and management met, with representatives from each of BofA Securities, JLL Securities and Bass Berry in attendance. The representatives from BofA Securities advised our Board on the status of the whole-company sale process and presented the form of process letter. The representatives from JLL Securities advised our Board on the status of the Joint Venture Process. The representatives of Bass Berry presented, in detail, on the proposed form of “bid draft” merger agreement, which provided, among other items, (i) purchaser/counterparty obligations would not be subject to any due diligence or financing contingencies, or any other conditions or contingencies that were not customary for public-company material transaction agreements, (ii) there would be no survival of our representations and warranties following closing and that we would be entitled to specifically enforce each purchaser’s obligations to close (or at our election, receive a customary termination fee if the purchaser was a financial bidder), and (iii) we would have the right to terminate the agreement in order to pursue a superior proposal with a third party and pay a customary termination fee. BofA Securities and Bass Berry also reviewed the overall contemplated timeline for soliciting bids as well as the “single round” process letter. Thereafter, our Board approved the posting of the process letter and “bid draft” merger agreement to the online data site. Additionally, after the BofA Securities representatives and JLL Securities representatives departed the meeting, members of management and representatives of Bass Berry reviewed certain proposed terms for the formal engagement of JLL Securities as a financial advisor in connection with the strategic alternatives process. Our Board then discussed the benefits of engaging JLL Securities as a second financial advisor in connection with the strategic alternatives process. JLL Securities was selected by our Board as a financial advisor based on its experience, qualifications and reputation, as well as its familiarity with us, including their work in the Joint Venture Process. JLL U.S. Capital Markets (“JLL Capital Markets”), an affiliate of JLL Securities, has provided financing advisory and property sale advisory services across six transactions for us over the last two years, earning approximately $1.30 million in fees. JLL Capital Markets has provided general consulting, financing advisory, property sales advisory and equity placement advisory services to Ares Management Corporation across twenty-four transactions over the last two years, earning approximately $5.70 million in fees. Our Board did not view these previous engagements for us or Ares as impacting JLL Securities’ independence or ability to perform its role in the Joint Venture Process or the broader auction process. Following discussion, our Board directed management to engage JLL Securities on terms consistent with those outlined. We have agreed to pay JLL Securities for its services an aggregate fee estimated to be approximately $6.25 million which is contingent upon the completion of the Mergers.

The third paragraph on page 44 of the Definitive Proxy Statement under the heading “The Mergers—Background of the Mergers” is hereby replaced with the below (the supplemental text is bolded and underlined):

At the time of the execution of the Merger Agreement and as of July 1, 2026, Ares had not and has not discussed the terms of any post-closing employment or equity participation for members of management with any members of management or our Board.

The fifth bullet point on page 46 of the Definitive Proxy Statement under the heading “The Mergers—Reasons for the Mergers” is hereby replaced with the below and an additional bullet point is added (the supplemental text is bolded and underlined and deleted text is marked with a ~~strikethrough~~):

•

the oral opinion of BofA Securities rendered to our Board, subsequently confirmed in writing, that, as of April 8, 2026, and based upon and subject to the assumptions, qualifications and limitations set forth in its written opinion, the Merger Consideration was fair, from a financial point of view, to the holders of our Company Common Shares (other than holders of the Excluded Shares (as such term is defined in the Merger Agreement)), as more fully described below under the section of this proxy statement entitled “ —Opinion of Our Financial Advisor,” which full text of the written opinion is attached as Annex B to this proxy statement and is incorporated by reference in this proxy statement in its entirety; ~~and~~

•

the fact that our non-disclosure agreements entered into with potential bidders included customary non-disclosure and standstill provisions, including a “don’t ask, don’t waive” provision prohibiting a bidder from requesting that we release the standstill restrictions and also a “fallaway” provision that would cause the standstill to cease to be effective upon our entry into a definitive agreement with another party with respect to an acquisition transaction; and

The table under the subheading Select Precedent Transactions Analysis on page 54 of the Definitive Proxy Statement under the heading “The Mergers—Opinion of Our Financial Advisor—Whitestone Financial Analyses” is hereby replaced with the below (the supplemental text is bolded and underlined):

Date Announced	Closing Date	Acquiror(s)	Target	Transaction Value (millions)	Forward Year FFO Multiple	Forward Year AFFO Multiple
December 2025	March 2026	Blackstone Inc., DivCore Capital LLC and MW Group, Ltd.	Alexander & Baldwin, Inc.	$2,001	17.7x	19.6x
November 2024	February 2025	Blackstone Real Estate Partners X L.P.	Retail Opportunity Investments Corp.	$3,746	16.5x	22.3x
August 2023	January 2024	Kimco Realty Corporation	RPT Realty	$2,010	11.0x	15.9x
May 2023	August 2023	Regency Centers Corporation	Urstadt Biddle Properties Inc.	$1,383	12.2x	14.7x
March 2022	August 2022	DRA Advisors LLC; KPR Centers LLC	Cedar Realty Trust, Inc.	$1,116	11.2x	23.1x
July 2021	October 2021	Kite Realty Group Trust	Retail Properties of America, Inc.	$4,538	14.1x	23.4x
April 2021	August 2021	Kimco Realty Corporation	Weingarten Realty Investors	$5,701	16.6x	22.2x

The disclosure on page 55 of the Definitive Proxy Statement under the heading “The Mergers—Opinion of Our Financial Advisor—Other Factors” is hereby replaced with the below (the supplemental text is bolded and underlined):

In rendering its opinion, BofA Securities also reviewed and considered other factors, including:

•	historical trading prices and trading volumes of our Company Common Shares during the one-year period ended April 7, 2026, which ranged from $11.46 to $16.70 per share;

•

~~certain~~ publicly available equity research analyst price targets then published by seven analysts for our Company Common Shares as of April 7, 2026, which indicated a stock price range for us of $14.66 to $17.41 per share, when discounted one year at our mid-point cost of equity of 9.1%; and

•

~~certain~~ publicly available research analysts’ net asset value per share targets then published by seven analysts for our Company Common Shares, which indicated a range of net asset value per share estimates for us of $17.40 to $20.53.

The paragraph on page 60 of the Definitive Proxy Statement under the heading “The Mergers—Interests of Our Trustees and Executive Officers in the Mergers—Compensation Arrangement with Parent” is hereby replaced with the below (the supplemental text is bolded and underlined and deleted text is marked with a ~~strikethrough~~):

As of ~~the date of this Proxy Statement~~July 1, 2026, none of our executive officers have entered into any agreement, arrangement or understanding with Parent or any of its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Parent or one or more of its affiliates following the consummation of the Mergers. Prior to or following the closing of the Mergers, however, certain executive officers may have discussions, or may enter into agreements with, Parent or its affiliates regarding employment with, or right to purchase or participate in the equity of, Parent or one or more of its affiliates.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “ongoing,” “outlook,” “should,” “seek,” “target,” “will,” “would,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions, including those regarding the transactions, made by, and information currently available to, Whitestone. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Whitestone’s business and the price of Whitestone’s common shares; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the Company Merger by Whitestone’s shareholders; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Whitestone to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on Whitestone’s business relationships, including relationships with tenants and suppliers, operating results and business generally; (v) risks that the proposed transaction disrupts Whitestone’s current plans and operations; (vi) Whitestone’s ability to retain and hire key personnel in light of the proposed transaction or otherwise; (vii) risks related to diverting management’s attention from Whitestone’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) litigation related to the transaction that has been instituted and potential litigation or other proceedings relating to the transaction that could be instituted against Parent, Merger Sub and Merger OP, Whitestone, the Operating Partnership or their, or their affiliates’, respective directors, managers or officers, including the costs of such proceedings and the effects of any outcomes related thereto; (x) continued availability of capital and financing and rating agency actions; (xi) certain restrictions during the pendency of the transaction that may impact Whitestone’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war, hostilities, epidemics or pandemics, as well as management’s response to any of the aforementioned factors, and their potential to disrupt or delay the closing of the transactions; (xiii) the possible failure of Whitestone to maintain its qualification as a REIT and the risk of changes in laws affecting REITs; (xiv) other risks described in Whitestone’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of our Annual Report on Form 10-K filed with the SEC on March 6, 2026, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 30, 2026 (as amended, the “2025 Form 10-K”) and subsequent filings; and (xv) those risks and uncertainties that are described in the Definitive Proxy Statement that was filed with the SEC. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties presented in the Definitive Proxy Statement are, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the transaction and/or Whitestone’s consolidated financial condition, results of operations, credit rating or liquidity. There can be no assurance that the transaction will be consummated. The forward-looking statements speak only as of the date they are made. Whitestone undertakes no obligation to update or review any forward-looking statements, except as required by law, whether as a result of new information, future events or otherwise.

Important Information and Where to Find It

On May 19, 2026, in connection with the Mergers, the Company filed a Definitive Proxy Statement on Schedule 14A and form of proxy card with the SEC. On or about May 19, 2026, the Company mailed the Definitive Proxy Statement and form of proxy card to shareholders of the Company entitled to vote at the special meeting relating to the Mergers. Whitestone also may file other documents with the SEC regarding the transaction. This communication is not a substitute for the Definitive Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SHAREHOLDERS OF WHITESTONE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The proposals for consideration by Whitestone’s shareholders regarding the transaction will be made solely through the Definitive Proxy Statement. Investors and shareholders may also obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed by Whitestone with the SEC (in each case if and when they become available) from the SEC’s website (www.sec.gov), or from Whitestone’s investor relations website.

Participants in the Solicitation

Whitestone and its trustees, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Whitestone’s shareholders in connection with the transaction. Information regarding Whitestone’s trustees and officers and their respective interests in Whitestone by security holdings or otherwise is available in (i) Whitestone’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 6, 2026, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 30, 2026, (ii) Whitestone’s Definitive Proxy Statement on Schedule 14A that was filed with the SEC on May 19, 2026, and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Date: July 1, 2026	By:	/s/ John S. Hogan
John S. Hogan
Chief Financial Officer